Exhibit 99.2

Quality Affordable Healthcare Products™

Perrigo Company to Acquire Elan to Create Premier Global Healthcare Company

Important Information For Investors And Shareholders

This document does not constitute an offer to sell, or an invitation to subscribe for or purchase or purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. Holdco will file with the SEC a registration statement on Form S-4, each of Perrigo and Elan will file with the SEC a proxy statement and each of Holdco, Perrigo and Elan will file with the SEC other documents with respect to the transactions contemplated by the Transaction Agreement. In addition, a definitive proxy statement will be mailed to shareholders of Perrigo and Elan. INVESTORS AND SECURITY HOLDERS OF PERRIGO AND ELAN ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement (when available) and other documents filed with the SEC by Holdco, Perrigo and Elan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Holdco and Perrigo will be available free of charge on Perrigo’s internet website at www.perrigo.com or by contacting Perrigo’s Investor Relations Department at +1-269-686-1709. Copies of the documents filed with the SEC by Elan will be available free of charge on Elan’s internet website at www.elan.com or by contacting Elan’s Investor Relations Department at +1-800-252-3526.

Perrigo, Elan, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Transaction Agreement. Information about the directors and executive officers of Elan is set forth in its Annual Report on Form 20-F for the fiscal year ended 31 December 2012, which was filed with the SEC on 12 February 2013, its Report on Form 6-K, which was filed with the SEC on 28 February 2013, its Report on Form 6-K, which was filed with the SEC on 25 April 2013 and its Report on Form 6-K, which was filed with the SEC on 5 June 2013. Information about the directors and executive officers of Perrigo is set forth in its Annual Report on Form 10-K for the fiscal year ended 30 June 2012, which was filed with the SEC on 16 August 2012, its Quarterly Report on Form 10-Q for the quarter ended 29 September 2012, which was filed with the SEC on 7 November 2012, its Quarterly Report on Form 10-Q for the quarter ended 29 December 2012, which was filed with the SEC on 1 February 2013, its Quarterly Report on Form 10-Q for the quarter ended 30 March 2013, which was filed with the SEC on 7 May 2013, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on 26 September 2012. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Perrigo Forward – Looking Statements

This document includes certain ‘forward looking statements’ within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Perrigo, its expectations relating to the transactions contemplated by the Transaction Agreement and its future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about Perrigo ‘s managements’ beliefs and expectations, are forward looking statements. Words such as ‘believes’, ‘anticipates’, ‘estimates’, ‘expects’, ‘intends’, ‘aims’, ‘potential’, ‘will’, ‘would’, ‘could’, ‘considered’, ‘likely’, ‘estimate’ and variations of these words and similar future or conditional expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements. While Perrigo believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Perrigo’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Perrigo’s current expectations depending upon a number of factors affecting Perrigo’s business, Elan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the transactions contemplated by the Transaction Agreement; subsequent integration of the transactions contemplated by the Transaction Agreement and the ability to recognize the anticipated synergies and benefits of the transactions contemplated by the Transaction Agreement; the receipt of required regulatory approvals for the transactions contemplated by the Transaction Agreement (including the approval of antitrust authorities necessary to complete the transactions contemplated by the Transaction Agreement); access to available financing (including financing for the transactions contemplated by the Transaction Agreement) on a timely basis and on reasonable terms; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for Perrigo’s, and Elan’s products; changes in tax laws or interpretations that could increase Perrigo’s or the combined company’s consolidated tax liabilities; and such other risks and uncertainties detailed in Perrigo’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Perrigo’s Form 10-K for the fiscal year ended 30 June 2012, in Perrigo’s subsequent filings with the SEC and in other investor communications of Perrigo from time to time.

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Elan Forward – Looking Statements

This presentation contains forward-looking statements about Elan’s financial condition, results of operations, business and prospects. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those described or projected. Lists of these risks and uncertainties are included in our second quarter 2013 financial results press release, and in our 2012 annual report on Form 20-F and our Forms 6-K filed with, or furnished to, the Securities and Exchange Commission. Elan assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

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Statements Required by Irish Takeover Laws

The Perrigo directors accept responsibility for all the information contained in this communication other than information relating to Elan and its subsidiary undertakings, the directors of Elan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Perrigo directors (who have taken all reasonable care to ensure that such is the case), the information in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Barclays, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for Perrigo and no one else in connection with the matters described herein and will not be responsible to anyone other than Perrigo for providing the protections afforded to its clients or for providing advice in relation to the matters described in this document or any transaction or any other matters referred to herein.

Your attention is drawn to the full text of the Rule 2.5 Announcement made by Perrigo and Elan on the 29th of July 2013.

Citigroup Global Markets Inc, which is a member of SIPC and is a registered broker-dealer regulated by the Securities and Exchange Commission and Citigroup Global Markets Limited, which is authorised by the Prudential Regulation Authority and regulated by the Prudential Regulation Authority and the Financial Conduct Authority, are acting for Elan and no one else in relation to the matters referred to herein. In connection with such matters, Citigroup Global Markets Inc and Citigroup Global Markets Limited, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Elan for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

Davy and Davy Corporate Finance each of which are regulated in Ireland by the Central Bank of Ireland, are acting for Elan and no one else in relation to the matters referred to herein. In connection with such matters, Davy and Davy Corporate Finance, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Elan for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

Morgan Stanley & Co. International plc, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting as financial adviser to Elan and for no one else in relation to the matters referred to herein. In connection with such matters, Morgan Stanley, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Elan for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

Ondra LLP, which is regulated by the Financial Conduct Authority in the United Kingdom, is acting for Elan and no one else in relation to the matters referred to herein. In connection with such matters, Ondra LLP, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Elan for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

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Acquisition Summary

Perrigo to acquire Elan in a cash and stock transaction valued at approximately $16.50 per share or U.S. $8.6 billion / U.S. $6.7 billion, net of cash

Combines two great companies to create value for our respective shareholders, patients and customers

Creates industry-leading global healthcare company

Furthers platform for international expansion

Diversifies business and strengthens financial profile

Financially compelling

1 + 1 is at least 3

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Compelling Value for Perrigo & Elan Shareholders

Details

Compelling value for Perrigo shareholders

Receive escalating royalty stream on Tysabri®* – a $1.6 billion blockbuster biologic drug with a 4-year 19% CAGR

Access to a Phase II central nervous system product that is approaching a key milestone Receive U.S.$1.9 billion in cash from the Elan balance sheet Opportunity to enhance international expansion platform via Irish domicile After tax operational synergies and after tax savings >U.S.$150 million annually Tax rate to migrate to the high teens

Compelling value for Elan shareholders

Elan shareholders will receive U.S.$6.25 in cash and 0.07636 shares of New Perrigo for each Elan share Perrigo FY08 – FY12 revenue growth CAGR of 16% Perrigo adjusted operating margin expansion from 13.8% in FY08 to 21.6% in FY12 Market leadership position in store brand over-the-counter pharmaceuticals, infant formula and a growing specialty generic business with attractive margins

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*Tysabri is marketed and distributed solely by Biogen Idec. Elan receives tiered royalties on in-market sales.

Perrigo – Portfolio of Leading Store Brands & Specialty Generics

FY2012 Portfolio by Sales ($3.17B)

CHC

Global leader in store brand OTC products

Percent of Total Revenue: ~ 57%

Nutritionals

Global leader in store brand infant formula

Percent of Total Revenue: ~ 16%

Rx

Global leader in generic extended topical products

Percent of Total Revenue: ~ 20%

API

Focused on complex and vertically integrated APIs

Percent of Total Revenue:~ 7%

Global Capabilities

Quality, R&D, Manufacturing, Legal, Regulatory, Finance, HR, IT

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Perrigo – Strong, Consistent Financial Performance*

Revenue, Cash Flow & Adjusted Operating Margin*

in millions

$3,500

$3,000

$2,500

$2,000

$1,500

$1,000

$500

$0

$1,727

13.8%

$2,006

14.6%

$2,268

18.0%

$2,755

19.6%

$3,173

21.6%

$700

$600

$500

$400

$300

$200

$100

$0

FY2008 FY2009 FY2010 FY2011 FY2012

Annual Revenue

Operating Cash Flow

Adjusted Operating Margin

4 Year Revenue CAGR of 16%

4 Year Adjusted Operating Income CAGR of 30%

4 Year Operating Cash Flow CAGR of 19%

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*see attached financial schedule for reconciliation to GAAP numbers.

Elan Overview

Founded in 1969, Elan is a publicly-traded biotechnology company (listed on New York and Irish Stock Exchanges)

Elan’s current business portfolio primarily includes:

Tysabri®: royalty stream on the Multiple Sclerosis (MS) drug Tysabri®, which was created by Elan and is commercialized by Biogen Idec

Pipeline: ELND005 neuropsychiatric program in Phase II studies and Janssen AI collaboration program on Alzheimer’s Immunotherapy

Minority Investments: NewBridge, Prothena, JAI and Proteostasis

Elan is headquartered in Dublin, Ireland

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Elan – Multiple Sclerosis Market Dynamics

2012 Tysabri® Global net sales >$1.6B

MS is a chronic autoimmune disease of the CNS that tends to progress over time

Most common cause of non-traumatic disability in young adults

~400K-500K patients in the U.S. and over 2.5 million worldwide

WW MS market was ~$13.9B in 2012 and is expected to grow to

~$16.4B in 2017 (~3.5% CAGR)(1)

2012 Global MS Market: $13.9Bn

$1,195M

9%

$159M

1%

$4,027M

29%

$2,912M

21%

$2,434M

17%

$1,632M

12%

$1,564M

11%

11 (1) Elan estimates

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Tysabri® (Natalizumab) – Blockbuster MS Treatment

2012 Tysabri® Global net sales >$1.6B

FDA approved for Relapsing forms of MS in the U.S. and Relapsing-Remitting MS in the E.U.

Commercialized globally by Biogen Idec

Compelling efficacy

As of 12/31/2012, ~72,500 patients on Tysabri® therapy worldwide

Safety (REMS) and biologic profile raises the barriers to entry for biosimilars

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Tysabri® (Natalizumab) – Blockbuster MS Treatment

2012 Tysabri® Global net sales >$1.6B

Strong top line growth

19% CAGR over the past four years*

Tysabri® royalty agreement details for all indications for the life of the asset:

Current 12% royalty on global net sales

Steps up to 18% after May 1, 2014, up to $2 billion

25% royalty on net sales above $2 billion

Highly valuable and unique asset with attractive margin profile

Strong patent protection

*Company estimates using CY08-CY12 Tysabri® sales

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Opportunities for Growth

Potential Tysabri® additional indication: Secondary Progressive MS

Potential Tysabri® additional indication: 1st line indication for JC Virus negative (-) patients

Opportunities for further expansion of Tysabri® as approved for all geographies and indications over the life of the products

ELND005 neuropsychiatric program in Phase II and Janssen Al collaboration program on Alzheimer’s immunotherapy

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Proposed Transaction Details

“New Perrigo” acquires shares of Perrigo and Elan in exchange for shares and cash

Each Elan share exchanged into right to receive U.S.$6.25 in cash and 0.07636 shares of New Perrigo

Each Perrigo share exchanged into right to receive 1 share of New Perrigo and U.S.$0.01

Elan shares valued at $16.50 represents a premium of 10.5% compared to Elan’s ADS closing price on July 26, 2013

Net of Elan’s balance sheet cash, the transaction is valued at ~U.S.$6.7 billion

Perrigo shareholders to own ~71% and Elan shareholders to own ~29% of the combined company

Expected closing by the end of calendar year 2013, subject to regulatory review and shareholder approvals

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Financing Strategy

Secured $4.35 billion in fully committed underwritten bridge financing commitments from Barclays Bank PLC and HSBC Bank USA, N.A.

Plans to refinance the bridge borrowings through new debt issuances and the use of cash on hand

Cash flow generation profile allows for delevering to ~2.2X within 18-24 months

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Corporate Redomicile

Perrigo and Elan to be combined into “New Perrigo”, a new company based in Ireland

Enacted under “Scheme of Arrangement” in accordance with Irish law

Subject to approval of Irish High Court and shareholder vote

Typical U.S. merger process for Perrigo

Proxy/Registration Statement; Majority approval by Perrigo shareholders

End Structure

Perrigo Shareholders

Elan Shareholders

New Perrigo Shares 71%

New Perrigo Shares 29%

New Perrigo

Perrigo

Elan

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New Perrigo Corporate Capital Structure

Combined company profile supportive of rapid deleveraging

Broad, diversified offering to now include Tysabri® royalty stream and strong cash flow profile

Utilizing $1.9 billion in cash from Elan to repay bridge-loan

Broad, diversified offering to now include Tysabri® royalty stream and strong cash flow profile

At close, New Perrigo expected debt on balance sheet of

~$3.25B

New Perrigo shares outstanding of ~134 million*

* Of total $16.50/share consideration, 61%, or $10.25 will be paid for using Perrigo equity (stock). Dividing this $10.25/sh. by Perrigo’s 7/19/13 closing stock price of $134.23 results in an exchange ratio of 0.07636, that when multiplied by Elan’s outstanding share count of ~511.8 million, results in ~39.1 million new shares being issued

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Compelling Value for Perrigo & Elan Shareholders

Details

Compelling value for Perrigo shareholders

Receive escalating royalty stream on Tysabri® – a $1.6 billion blockbuster biologic drug with a 4-year 19% CAGR

Access to a Phase II central nervous system product that is approaching a key milestone

Receive U.S.$1.9 billion in cash from the Elan balance sheet

Opportunity to enhance international expansion platform via Irish domicile

After tax operational synergies and after tax savings >U.S.$150 million annually

Tax rate to migrate to the high teens

Compelling value for Elan shareholders

Elan shareholders will receive U.S.$6.25 in cash and 0.07636 shares of New Perrigo for each Elan share

Perrigo FY08 – FY12 revenue growth CAGR of 16%

Perrigo adjusted operating margin expansion from 13.8% in FY08 to 21.6% in FY12

Market leadership position in store brand over-the-counter pharmaceuticals, infant formula and a growing specialty generic business with attractive margins

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Questions / Appendix

Table I PERRIGO COMPANY

RECONCILIATION OF NON-GAAP MEASURES

(in thousands, except per share amounts) (unaudited)

FY 2007* FY 2008* FY 2009* FY 2010* FY 2011* FY 2012*

Consolidated

Net sales $1,367,717 $1,727,480 $2,005,590 $2,268,150 $2,755,029 $3,173,249

Reported gross profit $ 364,258 $ 515,497 $ 597,100 $ 746,233 $ 944,870 $ 1,095,598

Deal-related amortization (3) 12,383 22,409 19,361 18,736 30,663 55,064

Impairment of fixed assets — — 1,600 — — —

Impairment of intangible asset — 10,346 — — — —

Inventory step-ups 4,573 5,756 2,923 10,904 — 27,179

Adjusted gross profit $ 381,214 $ 554,008 $ 620,984 $ 775,873 $ 975,533 $ 1,177,841

Adjusted gross profit % 27.9% 32.1% 31.0% 34.2% 35.4% 37.1%

Reported selling expenses $ 65,119 $ 76,681 $ 82,480 $ 91,464 $ 132,408 $ 148,280

Deal-related amortization (3) (1,268) (1,705) (3,782) (5,617) (14,953) (18,373)

Adjusted selling expenses $ 63,851 $ 74,976 $ 78,698 $ 85,847 $ 117,455 $ 129,907

Reported general and administration expenses $ 106,452 $ 142,895 $ 149,333 $ 178,510 $ 197,290 $ 224,440

Acquisition-related costs — — — (8,189) (3,243) (9,381)

Deal-related amortization (3) (206) (139) (452) (772) (1,162) (1,355)

Impairment of note receivable (2,034) — — — — —

Loss on asset exchange — — (639) — — —

Adjusted general and administration expenses $ 104,212 $ 142,756 $ 148,242 $ 169,549 $ 192,885 $ 213,704

Reported operating income $ 93,859 $ 192,759 $ 249,488 $ 335,899 $ 490,205 $ 569,226

Acquisition-related costs — — — 8,189 3,243 9,381

Deal-related amortization (3) 13,858 24,218 23,596 25,127 46,778 74,793

Impairment of note receivable 2,034 — — — — —

Impairment of fixed assets — — 1,600 — — —

Impairment of intangible asset — 10,346 — — — —

Inventory step-ups 4,573 5,756 2,923 10,904 — 27,179

Loss on asset exchange — — 639 — — —

Restructuring charges 879 2,312 14,647 9,523 1,033 8,755

Net charge associated with acquired R&D and proceeds from sale of IPR&D projects — — — — — 750

Earnings associated with sale of pipeline development projects — — — — — (3,500)

Write-offs of in-process R&D 8,252 2,786 279 19,000 — —

Adjusted operating income $ 123,455 $ 238,177 $ 293,172 $ 408,642 $ 541,259 $ 686,584

Adjusted operating income % 9.0% 13.8% 14.6% 18.0% 19.6% 21.6%

Reported income from continuing operations $ 69,064 $ 138,811 $ 142,829 $ 224,434 $ 340,558 $ 392,974

Acquisition-related costs (1) — — — 7,752 2,049 5,873

Deal-related amortization (1,3) 10,856 17,543 17,434 18,110 32,102 49,195

Impairment of fixed assets (1) — — 992 — — —

Impairment of intangible asset (1) — 6,518 — — — —

Impairment of note receivable (1) 1,261 — — — — —

Inventory step-ups (1) 2,675 4,144 1,956 6,932 — 17,014

Investment impairment (2) — — 15,104 — — —

Loss on asset exchange (2) — — 639 — — —

Restructuring charges (1) — 1,620 14,647 9,255 652 5,690

Net charge associated with acquired R&D and proceeds from sale of IPR&D projects (1) — — — — — 1,088

Earnings associated with sale of pipeline development projects (1) — — — — — (2,459)

Write-offs of in-process R&D (1) 4,827 2,006 201 14,612 — —

Adjusted income from continuing operations $ 88,683 $ 170,642 $ 193,802 $ 281,095 $ 375,361 $ 469,375

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Additional Disclosures

This document should be read In conjunction with the full text of the Rule 2.5 Announcement issued by Perrigo and Elan on July 29, 2013. Appendix I o the Rule 2.5 Announcement contains the Conditions to the Implementation of the Scheme and the Acquisition; Appendix II to the Rule 2.5 Announcement contains further details of the sources of information and bases of calculations set out in the Rule 2.5 Announcement.; Appendix III to the Rule 2.5 Announcement contains definitions of certain expressions used in this document; and Appendix IV sets out the report from Ernst & Young in respect of certain merger benefit statements made in the Rule 2.5 Announcement. The Rule 2.5 Announcement has been published on a regulatory information service and will also be available on Perrigo’s website (www.perrigo.com) and Elan’s website (www.elan.com).

The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

This document has been prepared for the purposes of complying with Irish law and the Takeover Rules and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws and regulations of any jurisdiction outside of Ireland.

This document does not constitute a prospectus or prospectus equivalent document.

Any response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme Document or any document by which the Acquisition and the Scheme are made. Perrigo Shareholders and Elan Shareholders are advised to read carefully the formal documentation in relation to the transactions contemplated by the Transaction Agreement once the Scheme Document has been dispatched.

Pursuant to Rule 2.6(c) of the Takeover Rules, this document will be available to Perrigo employees on Perrigo’s website (www.perrigo.com) and Elan employees on Elan’s website (www.elan.com).

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